UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2014

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2014, the Board of Directors elected James Seitz President of 1st Source Corporation. As President of 1st Source Bank, Seitz has been responsible for business and retail banking, electronic and mobile banking, branch administration, deposit operations and corporate-wide marketing. Since joining 1st Source in 1980 as Branch Manager of the Bank's Maple Lane Banking Center, Seitz has served as a Regional Manager, Supervisor of Banking Centers, Director of Online Banking and Manager of Consumer and Electronic Banking.

Additionally, Andrea Short, Chief Financial Officer and Treasurer of 1st Source Corporation, was elected Executive Vice President of the Company joining John Griffith, Executive Vice President, Secretary and General Counsel.

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors amended the Company's bylaws effective October 23, 2014 to (i) make conforming changes for the changes disclosed below to certain committees of the Board and (ii) clarify that the respective duties of the Chief Executive Officer and the President may or may not be performed by the same individual as the Board determines.

A copy of the Company's Amended and Restated Bylaws, as amended, is attached hereto as Exhibit 3.2.

ITEM 8.01    Other Events.

The Board of Directors approved changes to the charters of the Executive and Governance Committee and the Nominating Committee effective October 23, 2014. The principal change is the shifting of all governance responsibilities from the Executive and Governance Committee to the Nominating Committee, renaming the Executive and Governance Committee to the Executive Committee, and renaming the Nominating Committee to the Governance & Nominating Committee. The Executive Committee shall continue to be authorized to act for the Board between meetings and continue to have several other responsibilities as stated in the revised charter. The Governance & Nominating Committee shall be responsible for company governance issues as well as director nominations. The Board took this action to align governance responsibilities with a committee of the Board whose members must be independent directors.

A copy of the Executive Committee Charter, as amended, is attached hereto as Exhibit 99.1.

A copy of the Governance & Nominating Committee Charter, as amended, is attached hereto as Exhibit 99.2 .

ITEM 9.01    Financial Statements and Exhibits.

Exhibit 3.2:    1st Source Corporation Amended and Restated Bylaws (as of October 23, 2014)

Exhibit 99.1:	1st Source Corporation and 1st Source Bank Executive Committee Charter (as of October 23, 2014)

Exhibit 99.2:	1st Source Corporation and 1st Source Bank Governance & Nominating Committee Charter (as of October 23, 2014)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: October 29, 2014	/s/ CHRISTOPHER J. MURPHY III
Christopher J. Murphy III
Chairman of the Board and CEO

Date: October 29, 2014	/s/ ANDREA G. SHORT
Andrea G. Short
Treasurer and Chief Financial Officer
Principal Accounting Officer